EXHIBIT 10.23
EXECUTION VERSION
LICENSE AGREEMENT
     THIS LICENSE AGREEMENT (this “Agreement”) is made and entered into this 1st day of September, 2005 (the “Effective Date”), by and among Integrated Surgical Systems, Inc., a Delaware corporation (“ISS”), and MAKO Surgical Corp., a Delaware corporation (“MAKO”). ISS and MAKO are each referred to as a “Party” and collectively as “Parties.”
     WHEREAS, ISS and MAKO have entered that certain Confidentiality and Non-Disclosure Agreement, dated July 22, 2005 (the “NDA”), a copy of which is annexed hereto as Exhibit A, and the terms of which are expressly incorporated herein by reference.
     WHEREAS, ISS and MAKO have entered that certain Binding Letter of Intent, effective as of August 16, 2005 (as amended August 24, 2005, the “LOI”), by which the Parties have agreed to enter into a definitive agreement, which this Agreement is intended to be.
AGREEMENT
     NOW, THEREFORE, for and in consideration of the premises, the mutual representations, warranties and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE 1
DEFINITIONS
1.1 An “Affiliate” of a party means an entity directly or indirectly controlling, controlled by or under common control with that party, where control means the ownership or control, directly or indirectly, of more than fifty percent of all of the voting power of the shares (or other securities or rights) entitled to vote for the election of directors or other governing authority, as of the date of this Agreement or hereafter during the term of this Agreement. However, the entity will be considered an Affiliate only for the time during which such control exists.
1.2 “IP Rights” mean patents and patent applications, including provisional patents, design patents and registrations, utility patents, utility models, petty patents; any continuation, continuation-in-part, divisional, extension, provisional application, substitute, reissue, reexamination, renewal, or extension (including any supplementary protection certificate) of any such patent or patent application; any confirmation patent or registration patent or patent of addition based on any such patent; all foreign counterparts of any of the foregoing, and any patent claiming priority to any such patent or patent application (collectively “Patents”); U.S. and foreign copyrights and copyright registrations, database protection rights, mask works and mask work registrations, and all renewals, continuations, and extensions thereof (collectively “Copyrights”); ownership and all rights to control possession, use and/or disclosure of Technical Information, trade secrets and other confidential information; all causes of action relating to any of the forgoing, including the

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

right to collect and receive past damages; all applicable rights under all international and transnational treaties and conventions relating to protection of intellectual or industrial property arising from any of the forgoing, and all other legal rights (whether they arise under contract, statute or common law) for the protection of intellectual or industrial property throughout the world, including, without limitation, all advancements, developments, improvements, and/or modifications thereto made and/or acquired by ISS during the term of this Agreement.
1.3 “License” has the meaning given to it in Article 2.1.
1.4 “Licensed IP Rights” mean all the IP Rights in, of and/or related to (a) the Licensed Patents; and (b) [***].
1.5 “Licensed Patents” means those Patents identified on Schedule 1.5, and all Patents claiming the benefit of, priority to, or any subject matter found in, the identified Patents.
1.6 “MAKO Field” shall be defined as [***], which more specifically means any use of a system [***].
1.7 “Orthopedics” shall be defined as the medical specialty concerned with the preservation, restoration, development, repair and correction of the musculoskeletal system and associated structures, whereby, for avoidance of doubt, products that may be used in Orthopedics shall include, but are not limited to, the following: (a) reconstructive including orthopedic joint replacement, bone cements and accessories, dental reconstructive products and platelet systems; (b) fixation products including electrical bone growth stimulation, internal and external orthopedic fixation, craniomaxillofacial devices and bone growth substitute materials; (c) spinal products including spinal stimulation, spinal hardware, pain therapy, and orthobiologics; and (d) arthroscopy, diagnostics, softgoods, and bracing, provided however, that notwithstanding the forgoing, the following medical specialties are, to the extent that they may otherwise come within the scope of the definition given above, specifically excluded from Orthopedics: (i) Non-bone oncology; (ii) Blood vessels and vital organs; (iii) Neurology, which is the medical specialty concerned with the brain, spinal cord and nervous system and including neurosurgery; and (iv) Cranial neurosurgery, ENT and Otolaryngology.
1.8 “Provider” means each and every current and/or former employee, consultant, customer, supplier and vendor of ISS.
1.9 “Technical Information” means, collectively, all past, present and future knowledge and work product of ISS relating to any and all of the items set forth in Schedule 1.9 hereto.
1.10 “Technical Information Delivery Deadline” has the meaning given to it in Article 2.5.
1.11 “ISS Field” means all fields other than the MAKO Field.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ARTICLE 2
GRANTS OF LICENSE, LICENSE FEE & DELIVERABLES
2.1 Grants of License to MAKO. Subject to all of the terms and conditions of this Agreement, ISS grants to MAKO a worldwide, fully transferable, perpetual, royalty-free and fully paid-up (a) exclusive license under the Licensed IP Rights, even as to ISS, within the MAKO Field, and (b) non-exclusive license under the Licensed IP Rights, but subject to the provisions of Article 2.4, within the field of Orthopedics (collectively, the “License”). The License granted hereunder (i) shall include the right to sublicense, (ii) is irrevocable and cannot be terminated for any reason (including material breach of this Agreement), and (iii) is transferable to the extent that such transfer is in compliance with Article 11.2.
2.2 Scope of Grant. The License includes, unless it is otherwise expressly stated in this Agreement, the following rights:
(i) with respect to Patents, to make, have made, use, lease, sell, offer to sell, and import machines and articles of manufacture; and to make, have made, use and import machines, tools, materials and other instrumentalities, insofar as such machines, tools, materials and other instrumentalities are involved in or incidental to the development, manufacture, testing or repair of products, which are made or imported under the authority of the licensee;
(ii) with respect to Technical Information, to make, use, sell, lease, distribute, publicly display, and make available products incorporating or embodying the Technical Information;
(iii) with respect to copyrights, to copy, publicly distribute, publicly perform, publicly display, prepare derivatives, and digitally transmit the work in which the copyright exists; and
(iv) to convey to any purchaser, lessee, or user of any product, which is made under authority of MAKO or its sublicensee, rights to use and resell the product.
2.3 License Fee. In full consideration for the License granted by ISS to MAKO and the transfer of Technical information, MAKO will pay to ISS by wire transfer a one time license fee of [***] Dollars] ($[***]) upon execution of this Agreement.
2.4 Right of First Refusal. Without limiting the grants contained in the License, for as long as MAKO has rights to the Licensed IP Rights, ISS hereby grants MAKO a [***] business days right of first refusal to enter into any arrangement or transaction (whether for the license, transfer or otherwise) concerning the Licensed IP Rights for fields other than the MAKO Field, for which ISS receives a bona fide offer from a third party.
2.5 Delivery of Technical Information. All Technical Information set forth in Schedule 1.9 is being delivered by ISS to MAKO contemporaneous with the execution and consummation of this Agreement on the Effective Date, except as to that Technical Information specifically designated on Schedule 1.9 to be delivered to MAKO by ISS within a reasonable time following the Effective Date (the “Post-Closing Technical Information”) which shall in no event exceed two (2) weeks following the Effective Date (the “Technical Information Delivery Deadline”). ISS hereby covenants to use its best efforts to deliver all Post-Closing Technical Information on or before the Technical Information Delivery Deadline.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.6 Delivery of Parts. As set forth in Schedule 2.6 hereto, MAKO is hereby ordering certain parts and components, which shall be considered Technical Information for all purposes under this Agreement, which ISS shall deliver on or before the Technical Information Delivery Deadline, for which MAKO shall pay ISS the amount set forth on Schedule 2.6 within ten (10) business days of receipt.
2.7 Delivery of Letter from IP Counsel. Consistent with Section 7.3, ISS shall deliver to MAKO on or before the Effective Date a confirmation in writing from counsel (or counsels, as the case may be) responsible for filing, prosecution and maintenance of the Licensed Patents, agreeing to provide MAKO, if requested (in its sole discretion) with complete copies of the prosecution files for the Licensed Patents on or before the Technical Information Delivery Deadline (as defined below), at a fixed cost to MAKO of $[***].
ARTICLE 3
PUBLICITY AND CONFIDENTIALITY
3.1 Confidentiality and Public Statements. The existence of the LOI, the NDA, and/or the Definitive Agreement, and the terms and provisions of each, shall be considered “Proprietary Information” within the meaning of the NDA for the term of the NDA. During the period beginning as of the Effective Date and ending on the fifth (5th) anniversary of the Effective Date, neither ISS nor MAKO shall make any public statement or disclosure concerning the LOI, the NDA, and/or the Definitive Agreement, and/or the terms and provisions of each except (a) with the written consent of the other Party, (b) to a Party bound by a covenant of confidentiality, or (c) as required by law.
3.2 Publicity and Trademarks. Nothing in this Agreement will be construed as conferring upon either Party or its Affiliates any right to include in advertising, packaging or other commercial activities related to a product, any reference to the other Party (or any of it Affiliates), its trade names, trademarks or service marks in a manner which would be likely to cause confusion or to indicate that such product is in any way certified by the other Party hereto or its Affiliates.
ARTICLE 4
PATENTING; MAINTENANCE OF PATENTS; PAYMENTS
4.1 Patent Prosecution and Maintenance.
(a) MAKO will have the sole right to prosecute, control prosecution of, and maintain the Licensed Patents. However, it may, at is sole option, give control to ISS to prosecute any one or more the Licensed Patents.
(b) The Party having control over prosecution of a patent application or patent included in the Licensed Patents will consult and reasonably cooperate with the other Party in determining the best course of action for prosecuting each patent application that is included in the Licensed Patents. The Party in control will keep the other Party informed on each application’s or patent’s status and will promptly provide to the other Party copies of all papers and correspondence filed or sent in connection with the application. The Party not having control must have reasonable opportunity to consult with the other Party prior to the

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Party in control undertaking any action that may materially affect the scope, validity, or existence of the application.
(c) Should a Party decide to give up control and responsibility for prosecution of a patent application, or decide to abandon such application with the intent not to continue examination of the claimed invention in another application, it must give the other Party reasonable notice of its intentions and take all reasonable steps to cooperate with the other Party and to transfer to it control of the application without loss of rights.
(d) Should MAKO be given or take control of prosecution or maintenance of a patent application, ISS will execute, and will take reasonable actions to obtain the cooperation of their respective employees in executing, all papers reasonably required to enable the other Party to file, prosecute and maintain such patent applications.
(e) Nothing in this Article 4.1 shall be deemed to require MAKO to prosecute or maintain any Licensed Patents that MAKO (i) deems in its sole discretion no longer necessary to conduct MAKO’s business and (ii) renounces pursuant to Article 4.6.
4.2 Maintenance Fees and Prosecution Costs.
(a) For patents and patent applications included in the Licensed IP Rights, MAKO will pay its Ratable Share (defined in Article 4.2(c)) of all reasonable costs associated with prosecution and issuance of each patent or patent application (“Prosecution Costs”) included within the Licensed Patents. Examples of Prosecution Costs include reasonable legal fees and foreign associate charges, filing fees, duplication costs, courier fees and the like. Maintenance, renewal fees (or “annuities”) and other periodic fees and taxes that must be paid to maintain a patent or patent application are not, for purposes of this section, Prosecution Costs. Should MAKO take responsibility for prosecution of any of the Licensed Patents, ISS will be responsible for reimbursing MAKO for amounts in excess of its Ratable Share of the Prosecution Costs for each such patent or patent application.
(b) MAKO will pay its Ratable Share of costs (other than Prosecution Costs) associated with maintaining each patent and patent application included in the Licensed Patents, including without limitation any periodic government fees (“Maintenance Fees”) — e.g. maintenance fees, renewal fees, “annuities” and the like — and reasonable third-party charges and costs associated with tracking and paying the fees (collectively, “Maintenance Costs”). Should MAKO take responsibility for payment of the Maintenance Costs of any of the Licensed Patents, ISS will, within 15 days after receipt of written notice from MAKO, reimburse MAKO for amounts in excess of MAKO’s Ratable Share of the Maintenance Costs.
(c) For the purposes of this Article 4.2, “Ratable Share,” with respect to any particular patent or patent application, shall be equal to [***] where [***] is [***] under the particular patent or patent application.
4.3 Renunciation of License. MAKO may give up its license with respect to any one or more Licensed Patents by giving written notice to ISS of its intention to do so, which will be effective immediately. MAKO will remain liable for any Prosecution Costs and

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Maintenance Costs incurred prior to giving up its license, but will have no further rights or obligations under this Article 4 with respect to the particular patent or patent application.
ARTICLE 5
OTHER OBLIGATIONS AND RIGHTS OF MAKO
5.1 Marking. MAKO will place a patent notice in accordance with 35 U.S.C. §287 on any products made by or on behalf of MAKO, which are covered by, or made with a process covered by, a US patent included within the Licensed IP Rights. MAKO will also require that each such product made under its authority (other than a product made by, on behalf of, or under authority of the other Party) will also be marked with a notice in accordance with 35 U.S.C. §287. Otherwise, MAKO shall not have any obligation to mark any product.
5.2 Rights as to Employees, Customers and Others.
ISS hereby:
     (a) completely and forever releases each and every Provider from any and all restrictive covenants, obligations, limitation and duties owed by each such Provider to ISS, if any, including, without limitation, a covenant of non-competition or covenant of non-disclosure, at all times (whether before or after the Effective Date) for all purposes including, without limitation, (i) assisting MAKO in conducting its due diligence with respect to ISS, (ii) providing consulting services to MAKO, and (iii) entering into discussions with MAKO concerning possible employment or commercial opportunities with MAKO (collectively, the “Purposes”).
     (b) completely and forever waives any rights that ISS had (prior to the Effective Date), has (as of the Effective Date), and will have (subsequent to the Effective Date), relating to restrictive covenants, obligations, limitation and duties, if any, owed to ISS by each and every Provider for all Purposes.
     (c) grants MAKO an unlimited right (but not an obligation) to communicate with, solicit, hire, or otherwise engage any and all Providers for all Purposes.
     (d) unconditionally represents and warrants to MAKO that no restrictive covenants of any kind apply to any and all Providers as to any Purposes, and that ISS holds no rights relating thereto.
     (e) represents, warrants and agrees, that the releases, waivers, grants, covenants, representations and warranties contained in this Article 5.2 shall in no way affect the covenants of non-disclosure made between MAKO and ISS as set forth in the NDA.
ARTICLE 6
ENFORCEMENT
6.1 No Obligation to Enforce; Cooperation. Neither Party has an obligation to enforce through a legal proceeding any Licensed IP Rights. MAKO will not enforce any of the Licensed IP Rights outside the MAKO Field without the prior consent of ISS. ISS will not

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

enforce the Licensed IP Rights inside the MAKO Field without the prior consent of MAKO. In the event one Party desires to bring a legal action to enforce any of the Licensed IP Rights, the Parties will act promptly and in good faith, subject to the rights of the relevant Licensor of each of the Licensed IP Rights to be enforced, to negotiate terms and conditions under which one or both of the Parties may bring the action.
ARTICLE 7
WARRANTIES; REPRESENTATIONS AND COVENANTS
7.1 ISS represents and warrants that it is the owner of the Licensed Patents and has the right to grant the licenses granted to MAKO in this Agreement. ISS further represents and warrants that it possesses the authority and necessary rights to make the grants of the License to MAKO in Article 2.
7.2 ISS further represents, warrants and covenants that ISS has not granted nor will ISS grant during the term of this Agreement, to any other party any licenses under the Licensed Patents for the MAKO Field.
7.3 ISS further represents and warrants that, (a) to the knowledge of ISS, the practice of the Licensed IP Rights, within the scope of the License granted in this Agreement (including all of its limitations), does not infringe any third party IP Rights, (b) the Licensed IP Rights are all of the IP Rights held, owned or otherwise possessed by ISS in the area of bone motion tracking and registration with mechanical arms; (c) except for the Post-Closing Technical Information, ISS has delivered or is delivering contemporaneous with the consummation of this Agreement all Technical Information set forth on Schedule 1.9; (d) all Technical Information has, is or, in the case of Post-Closing Technical Information, shall be provided by ISS to MAKO in both hard-copy and electronic format to the extent available to ISS; (e) ISS has requested in writing that ISS’s appropriate legal counsel deliver, and such counsel has agreed in writing to deliver, if requested in MAKO’s sole discretion, complete copies of the prosecution files for the Licensed Patents on or before the Technical Information Delivery Deadline, at a fixed cost to MAKO of $[***]; (f) the price paid by MAKO for each and every item set forth in Schedule 2.6 represents [***] .
7.4 The undersigned signatory, executing on behalf of ISS, represents and warrants that (a) the execution and delivery of, and compliance with, this Agreement has been duly authorized by the Board of Directors of ISS, (b) such signatory has actual necessary legal authority to bind ISS to the terms of this Agreement and the transactions contemplated herein, and (c) this Agreement shall, by its terms, bind ISS to the provisions and covenants set forth herein.
7.5 ISS agrees to take all further actions and execute and deliver any additional instruments on or after the Effective Date as MAKO deems reasonably necessary to effectuate the transactions contemplated by this Agreement, including, without limitation, delivery of all Technical Information discovered or created by ISS or reasonably requested by MAKO after the Effective Date.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ARTICLE 8
BANKRUPTCY
     ISS and MAKO each acknowledges and agrees that this Agreement (i) constitutes a license of Intellectual Property (as such term is defined in the United States Bankruptcy Code, as amended (the “Code”)), and (ii) is an executory contract, with significant obligations to be performed by ISS and MAKO. The parties hereto agree that each may fully exercise all of its rights and elections under the Code following any event of bankruptcy affecting the other, including, without limitations, those set forth in Section 365(n) of the Code. If requested by MAKO, MAKO shall be entitled to (a) enjoy all of the rights, benefits and use granted hereunder for the remaining duration of the terms plus any renewal periods and (b) ISS shall immediately make available to MAKO all product, source code, formulas, information, documents and raw materials as may be necessary for MAKO to continue to utilize the License and sublicenses granted hereunder following a rejection of the License and/or the sublicenses set forth in this Agreement in a ISS bankruptcy.
ARTICLE 9
INDEMNIFICATION
9.1 Indemnification.
(a) Subject to the provisions of this Article 9, including, without limitation, Article 9.2, ISS will indemnify in respect of, and hold MAKO and its officers, directors, employees and agents harmless against, any and all damages, claims, deficiencies, losses, including taxes, and all expenses (including interest, penalties, and reasonable attorneys’ and accountants’ fees and disbursements but reduced by any tax savings, benefits or offsets to which any party shall be entitled directly or indirectly by reason thereof) (collectively “Damages”), resulting from a third party claim of any misrepresentation, breach of warranty or failure to perform any covenant or agreement on the part of ISS under this Agreement. ISS further agrees to indemnify in respect of, and hold MAKO, its officers, directors, employees and agents harmless against, all Damages, injuries and deaths claimed by a third party resulting directly or indirectly from production, manufacture, sale, marketing, lease, use of a product or service by ISS or its Affiliates, except to the extent such Damages, injury or death results from the negligence, gross negligence or intentional misconduct of MAKO, its employees, officers and directors.
(b) Subject to the provisions of this Article 9, including, without limitation, Article 9.2, MAKO agrees to indemnify in respect of, and hold ISS and its officers, directors, employees and agents harmless against, any and all Damages resulting from a third party claim of: (i) any misrepresentation, breach of warranty, or (ii) failure to perform any covenant or agreement on the part of MAKO under this Agreement, except to the extent such Damages result from the negligence, gross negligence or intentional misconduct of ISS or its respective employees, officers and directors. MAKO further agrees to indemnify in respect of, and hold ISS and its officers, directors, employees and agents harmless against, all Damages, injuries and deaths claimed by a third party resulting directly or indirectly from production, manufacture, sale, marketing, lease, use of a product or service by MAKO or its

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Affiliates, except to the extent such Damages, injury or death results from the negligence, gross negligence or intentional misconduct of ISS or its employees, officers and directors.
9.2 Method of Asserting Claims, etc. The party or parties claiming indemnification under this Article (whether one or more) are hereinafter collectively referred to as the “Indemnified Party” and the party against whom such claims are asserted hereunder is hereinafter referred to as to the “Indemnifying Party.” All claims for indemnification by any Indemnified Party under this Article 9 will be asserted and resolved follows:
(a) MAKO shall have the right to enforce all claims in connection with the use of the Licensed Patents in the MAKO Field and ISS shall have the right to enforce all claims in connection with the use of the Licensed Patents in the ISS Field.
(b) In the event that any claim or demand for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against or sought to be collected from such Indemnified Party by a third party (a “Third Party Claim”), such Indemnified Party will with reasonable promptness notify the Indemnifying Party of such claim or demand, specifying the nature of and specific basis for such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate will not be conclusive of the final amount of such claim and demand (the “Claim Notice”)). The Indemnifying Party will not be obligated to indemnify such Indemnified Party with respect to any such claim or demand to the extent the failure of such Indemnified Party to promptly notify the Indemnifying Party of such a claim or demand materially prejudices the Indemnifying Party’s ability to defend against the claim or demand. The Indemnifying Party will have 30 days from the personal delivery or mailing of the Claim Notice (the “Notice Period”) to notify such Indemnified Party (i) whether or not it disputes the liability of the Indemnifying Party to such Indemnified Party hereunder with respect to such claim or demand and (ii) whether or not it desires at the sole cost and expense of the Indemnifying Party, to defend such Indemnified Party against such claim or demand; provided, however, that such Indemnified Party is hereby authorized prior to and during the Notice Period to file any motion, answer or other pleading which it deems necessary or appropriate to protect its interests or those of the Indemnifying Party and not materially prejudicial to the Indemnifying Party. In the event that the Indemnifying Party notifies such Indemnified Party within the Notice Period that it desires to defend such Indemnified Party against such claim or demand, except as hereinafter provided, the Indemnifying Party will have the right to defend by all appropriate proceedings. If such Indemnified Party desires to participate in, but not control, any such defense or settlement it may do so at its sole cost and expense. If requested by the Indemnifying Party, such Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any claim or demand which the Indemnifying Party elects to contest, and, if appropriate and related to the claim in question, in making any counterclaim against the person asserting the third party claim or demand, or any cross-complaint against any person. No claim may be settled by the Indemnifying Party without the consent of such Indemnified Party, which consent will not be unreasonably withheld. Notwithstanding the foregoing, in connection with a Third Party Claim asserted against both such Indemnified Party and the Indemnifying Party, if (x) such Indemnified Party has available to it defenses which are in addition to those available to the Indemnifying Party, (y) such Indemnified Party has available to it defenses which are inconsistent with the

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

defenses available to the Indemnifying Party or (z) a conflict exists or may reasonably be expected to exist in connection with the representation of both such Indemnified Party and the Indemnifying Party by the legal counsel chosen by the Indemnifying Party, such Indemnified Party will have the right to select its own legal counsel. If such Indemnified Party selects its own legal counsel pursuant to the immediately preceding sentence and the underlying Third Party Claim is otherwise subject to the scope of the indemnification obligations of the Indemnifying Party pursuant to this Article 9, the reasonable fees and expenses of such legal counsel will be included within the indemnification obligations of the Indemnifying Party; provided that under no circumstances will the Indemnifying Party be obligated to indemnify such Indemnified Party against the fees and expenses of more than one legal counsel selected by such Indemnified Party in connection with a single claim (notwithstanding the number persons against whom the Third Party Claim may be asserted).
(c) In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder which does not involve a claim or demand being asserted against or sought to be collected from it by a third party, such Indemnified Party will send a Claim Notice with respect to such claim to such Indemnifying Party. If such Indemnifying Party does not notify such Indemnified Party within the Notice Period that such Indemnifying Party disputes such claim, the amount of such claim will be conclusively deemed a liability of such Indemnifying Party hereunder.
ARTICLE 10
TERM AND TERMINATION
10.1 Term. This Agreement will become effective as of the Effective Date and will continue until terminated according to its terms or until all of the License Agreements terminate and all Licensed IP Rights have expired.
10.2 Voluntary Termination By MAKO. MAKO may voluntarily terminate this Agreement upon 60 days written notice to ISS.
10.3 Survival. Articles 1, 3 and 9 will survive and continue after termination..
ARTICLE 11
MISCELLANEOUS PROVISIONS
11.1 Registration and Recordation of License Agreement. Notwithstanding the obligations of confidentiality of the NDA and Article 3, each Party consents to registration of this Agreement if required by law, for the grants of licenses to be effective, or to make it effective against subsequent assignees or licensees. Specifically, and without limiting the foregoing, each Party consents to recordation of this Agreement in connection with any patents or copyright registrations included in the Licensed IP Rights. However, Exhibits to this Agreement must be removed or redacted to show only the patents and copyright registrations and no additional information.
11.2 Assignment. MAKO may assign this Agreement upon (a) a written notice to ISS specifying the assignee and (b) the assignee agrees to be bound by all of the terms and conditions of this Agreement as applicable to such assignee. This Agreement will be

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

binding on successors in interest and permitted assigns. ISS may assign this Agreement with the prior written consent of MAKO, which shall not be unreasonably withheld only if the assignee agrees to be bound by all of the terms and conditions of the Agreement.
11.3 Notices. All notices and other communications which are required or which may be given under the provisions of this Agreement will be in writing and may be delivered (a) personally, (b) by facsimile transmission, (c) expedited delivery service with proof of delivery or (d) sent by United States Mail, postage prepaid, registered or certified, return receipt requested, addressed as follows:
If to ISS:
Integrated Surgical Systems, Inc.
1850 Research Park Drive
Suite 300
Davis, CA 95616
Telephone: (530) 304-6654
Fax: (530) 792-2739
Attention: Dr. Ramesch C. Trivedi, President & CEO
If to MAKO:
MAKO Surgical Corp.
2901 Simms Street
Hollywood, FL 33020
Phone: (954) 927-2044
Facsimile: (954) 927-0446
Attention: General Counsel
or to such other address designated by the parties as provided above. Any such notice will be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein.
11.4 Choice of Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES).
11.5 Captions. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify its terms and provisions.
11.6 No Strict Construction. This Agreement is the result of substantial negotiations among the Parties and their counsel and has been prepared by their joint efforts. Accordingly, the fact that counsel to one Party or another may have drafted this Agreement or any portion of this Agreement is immaterial and this Agreement will not be strictly construed against any Party.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

11.7 Severability and reformation. Wherever possible, each provision of this Agreement will be interpreted in such manner as to be effective. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision will be fully severable and this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement will remain in full force and effect. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable; provided, however, that, if any such change will materially diminish the practical realization of the benefits intended to be conferred to any party to this Agreement, such party may terminate this Agreement upon written notice to each other party within 30 days after learning such change has been effected.
11.8 Consents; Waivers. Any consent or approval required as a condition to an action under this Agreement will be effective only (a) if in writing and signed by the Party whose consent is sought, (b) with respect to the specific matter made the subject to such consent or approval (and no other matter), and (c) for the specific instance(s) expressly set forth in such consent or approval (and no earlier or subsequent instances). Any Party may waive any condition, covenant, term, or provision of this Agreement, but any such waiver will be effective only (a) if in writing and signed by the Party sought to be bound by such waiver, (b) with respect to the specific condition, covenant, term, or provision expressly made the subject to such waiver (and no other condition, covenant, term, or provision), and (c) for the specific instance(s) expressly set forth in such waiver (and no earlier or subsequent instances). Without limiting the foregoing sentence, none of the following will constitute a waiver of the rights of a Party to this Agreement to demand exact compliance with the conditions, covenants, terms, and provisions of this Agreement: (a) a failure of such Party to exercise any power reserved to it in this Agreement; (b) a failure of such Party to insist upon compliance by any other Party to this Agreement with any condition, covenant, term, or provision in this Agreement; (c) a delay, forbearance, or omission of such Party to exercise any power; or (d) any custom or practice of the Parties at variance with the terms of this Agreement. The consent or approval of any Party to this Agreement with respect to the act of any other Party to this Agreement will not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act. Subsequent acceptance by a Party to this Agreement of any performance due to it under this Agreement will not be deemed to be a waiver by such Party of any preceding breach by any other Party of any terms, provisions, covenants, or conditions of this Agreement.
11.9 Force Majeure. Neither party will be in default or otherwise liable for any delay in or failure of its performance under this Agreement if such delay or failure arises by any reason beyond its reasonable control, including any act of God, any acts of the common enemy, the elements, earthquakes, floods, fires, epidemics, riots, failures or delay in transportation or communications, or any act or failure to act by the other party or such other party’s employees, agents, or independent contractors or representatives; provided, however, that lack of funds will not be deemed to be a reason beyond a party’s reasonable control. The

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

parties will promptly inform and consult with each other as to any of the above causes that in their judgment may or could be the cause of a delay in the performance of this Agreement.
11.10 Legal Costs. If any action is brought to enforce or interpret the terms of this Agreement (including through arbitration), the prevailing Party will be entitled to reasonable legal fees, costs, and disbursements in addition to any other relief to which such Party may be entitled.
11.11 Equitable Remedies. Each Party to this Agreement recognizes that the obligations imposed on it in Articles 2 and 3 are special, unique, and of extraordinary character. Accordingly, each Party to this Agreement agrees and declares that it is impossible to measure in money the damages that will accrue by reason of its failure to perform any of its obligations under Articles 2 and 3 and that, in the event of breach by it of any such obligation, the remedy at law for such breach will be inadequate. Therefore, each Party to this Agreement, by execution of this Agreement, waives the claim or defense that there is an adequate remedy at law and agrees it will not urge in any action or proceeding to which it is a party that relates to Articles 2 and 3 the claim or defense that such remedy at law exists. Furthermore, the parties, by execution of this Agreement, agree that each other Party is entitled (without proving damages or posting bond) to equitable remedies, including specific performance and injunctive relief (in addition to damages) as a remedy for the enforcement of Articles 2 and 3.
11.12 Integration. This Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions between them. Neither of the Parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the Party to be bound thereby.
11.13 No Partnership. Neither this Agreement, nor any terms and conditions contained herein, will be deemed or construed to create a partnership, joint venture, other form of business enterprise or association or cooperative arrangement, agency relationship, or franchise relationship between the Parties or otherwise to create any liability for either Party whatsoever with respect to the indebtedness, liabilities, and obligations of the other Party.
11.14 Counterparts. This Agreement may be executed in any number of counterparts and will be effective when each Party to this Agreement has executed at least one counterpart, with the same effect as if all signing parties had signed the same document. All counterparts will be construed together and evidence only one agreement, which, notwithstanding the actual date of execution of any counterpart, will be deemed to be dated the day and year first written above. In making proof of this Agreement, it will not be necessary to account for a counterpart executed by any Party other than the Party against whom enforcement is sought or to account for more than one counterpart executed by the Party against whom enforcement is sought.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

11.15 Facsimile Signatures.. The manual signature of any Party to this Agreement that is transmitted to any other Party or counsel to any other Party by facsimile will be deemed for all purposes to be an original signature.
[NEXT PAGE IS SIGNATURE PAGE]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.

INTEGRATED SURGICAL SYSTEMS, INC.
By:	/s/ R.C. Trivedi
	Name:	R.C. Trivedi
	Title:	President & CEO
	Date:	September 1, 2005

MAKO SURGICAL CORP.
By:	/s/ Maurice R. Ferré
	Name:	Maurice R. Ferré
	Title:	President & CEO
	Date:	September 1, 2005

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT A
CONFIDENTIALITY AND NON DISCLOSURE AGREEMENT
[to be attached]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT
     THIS CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT (“Agreement”) is made and entered into this 22nd day of July, 2005, by and between (i) Integrated Surgical Systems, Inc., a Delaware corporation which has a place of business at 1850 Research Park Drive, Davis, California, USA 95616 (“ISS”), and (ii) MAKO Surgical Corp., a Delaware corporation which has a place of business at 2901 Simms Street, Hollywood, Florida, USA 33020 (“MAKO”) who, intending to be legally bound, hereby agree as follows:
RECITALS
     WHEREAS, representatives of MAKO and ISS wish to communicate for the purpose of evaluating the prospect for future cooperation, subject to the parties’ agreement to hold the existence and substance of such communications in confidence in accordance with this Agreement; and
     WHEREAS, each party agrees to hold the substance and existence of communications between their representatives in confidence;
     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:
     1. This Agreement shall apply to all information: (i) which the disclosing party designates as confidential, (ii) the receiving party should reasonably have known would be confidential from its nature or from the circumstances surrounding its disclosure, and (iii) disclosed by the parties to each other, including without limitation information related to product designs, capabilities, specifications, program code, data bases (business forms and documents), and information regarding regulatory and financial affairs, personnel, sales, commercial files, future technical business and marketing plans and product strategies, the identity of actual and potential partners, customers and suppliers, and other intellectual property (hereinafter referred to as “Proprietary Information”). Proprietary Information may be owned by MAKO or any affiliate thereof, ISS or any affiliate thereof, or by any third party which has disclosed such information to any of the foregoing subject to a nondisclosure obligation. Proprietary Information shall not include information which (a) was already known to the receiving party prior to disclosure by the other party, (b) is in or has entered the public domain through no breach of this Agreement or other wrongful act by the receiving party, (c) has been rightly received in good faith from a third party who is not under any obligation of confidentiality with respect to such information, (d) has been approved for release by written authorization of the disclosing party, or (e) the receiving party independently developed without use of the other party’s Proprietary Information. MAKO and ISS hereby agree that any information which falls within the definition of Proprietary Information and which was disclosed prior to the signing of this Agreement shall be deemed to be included in and covered by the terms and conditions of this Agreement.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     2. Each of MAKO and ISS acknowledges that the disclosure of the Proprietary Information, including but not limited to the existence of communications between the parties, or use of the Proprietary Information for any purpose other than the purposes identified herein could result in irreparable injury to the business and goodwill of the other party whether such disclosure occurs during the course of such communications or after their completion or abandonment. Accordingly, each party agrees that it will keep the Proprietary Information in strictest confidence and will not disclose the Proprietary Information to any third party. In addition, each party shall take all steps necessary to protect the Proprietary Information from unauthorized or inadvertent disclosure, including without limitation all steps such party takes to protect the confidentiality of its own proprietary information, but in no event less than ordinary degree of care. Notwithstanding the foregoing, the receiving party may disclose and grant access to the Proprietary Information only to those of its employees, agents and consultants, or the employees, agents and consultants of its affiliates or subsidiaries, who have a legitimate need to know the Proprietary Information for the purposes of this Agreement and who shall have agreed to abide by the terms and provisions of this Agreement.
     3. Except with the written consent of the disclosing party, neither party shall:
     (a) modify the disclosing party’s Proprietary Information;
     (b) disclose any part of the disclosing party’s Proprietary Information;
     (c) make any notes, sketches, drawings or photocopies, or other written or photographic records of the disclosing party’s Proprietary Information, except for such copies as may be reasonably required for the purpose of this Agreement; or
     (d) use or allow the use of the disclosing party’s Proprietary Information for any purpose other than those of this Agreement, including but not limited to developing, directly or indirectly, any product competing with or similar in functionality to any product marketed or developed by the disclosing party.
     4. In the event the receiving party is required by law, regulation, or court order to disclose any of the disclosing party’s Proprietary Information, the receiving party will promptly notify the disclosing party in writing prior to making any such disclosure in order to facilitate the disclosing party seeking a protective order or other appropriate remedy.
     5. Upon the completion or abandonment of the communications contemplated hereby, and in any event upon the written request of the disclosing party at any time, whether during the course of communications or after their completion or abandonment, each party shall immediately return to the other party all items of Proprietary Information and all copies thereof and shall destroy any notes or personal memoranda which include or make reference to the Proprietary Information.
     6. Each party shall be deemed the owner of all Proprietary Information disclosed by it to the other party hereunder, including without limitation all patent, copyright,

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

trademark, trade secret and other proprietary rights and interests therein, and each party recognizes and agrees that nothing in this Agreement shall be construed as granting any rights, by license or otherwise, in or to any Proprietary Information. The disclosing party provides Proprietary Information without warranty of any kind, other than a warranty that it has the right to disclose the Proprietary Information and that the Proprietary Information is disclosed in good faith. Neither party makes, and each party hereby expressly disclaims, any warranty regarding the accuracy or completeness of the Proprietary Information.
     (7) Each party hereby acknowledges that unauthorized disclosure, use or disposition of any Proprietary Information would cause irreparable harm and significant injury to the other party which would be difficult to ascertain. Accordingly, each party agrees that the other party shall have the right to seek an immediate injunction against any breach, threatened breach or attempted breach of this Agreement, in addition to any other remedies that may be available at law or in equity. Each party agrees to promptly notify the other party in writing of any unauthorized use or disclosure of the other party’s Proprietary Information of which such party becomes aware and will provide reasonable assistance to the other party to bring about the cessation of such unauthorized use or disclosure.
     8. Each party further acknowledges and agrees that:
     (a) The termination of its communications with the other party shall not in any way affect the obligations set forth herein;
     (b) This Agreement and the obligations set forth herein shall expire two (2) years after the date of last disclosure of Proprietary Information, provided however, that to the extent the Proprietary Information are trade secrets, these obligations will survive until such information is no longer treated as a trade secret by the disclosing party.
     (c) This Agreement constitutes the entire agreement between the parties in connection with the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions between the parties, whether oral or written.
     (d) The validity, construction and performance of this Agreement shall be governed by and construed in accordance with the substantive law of the State of Delaware, without regard to conflicts of law provisions and any action or claims by or between any of the parties hereto concerning the Proprietary Information, whether asserted on the basis of contract, tort (including negligence and strict liability) or otherwise, shall be resolved exclusively under the law of such jurisdiction. If any provision of this Agreement or the application of any such provision shall be held by a tribunal of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect to the maximum extent permissible.
     (e) This Agreement is not assignable or transferable in whole or in part without written consent of the other party. Any attempted assignment without such written consent shall be void and shall constitute a breach of this Agreement.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     (f) This Agreement may be signed in original or by fax in counterparts, each of which will be deemed to be an original, and the counterparts will together constitute one complete document.
     (g) Each of the undersigned signatories, executing on behalf of the respective party, hereby represents and warrants that (i) the execution and delivery of, and compliance with, this Agreement has been duly authorized by such party, (ii) such signatory has actual necessary legal authority to bind such party to the terms of this Agreement, and (iii) this Agreement shall, by its terms, bind such party to the covenants set forth herein.
     IN WITNESS WHEREOF, the parties hereto have executed this Confidentiality Agreement to be effective as of the date first written above.

MAKO SURGICAL CORP.
By:	/s/ Maurice Ferré
	Name:	Maurice Ferré
	Title:	CEO/Pres.
	Date:	7/25/05

INTEGRATED SURGICAL SYSTEMS, INC.
By:	/s/ R.C. Trivedi
	Name:	R. C. Trivedi
	Title:	President & CEO
	Date:	7/25/05

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Schedule 1.5
Licensed Patents
The following U.S. patents (and rights to additional and future IP rights associated therewith):
[***]
[***]
and all Patents claiming the benefit of, priority to, or any subject matter found in, the identified Patents.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Schedule 1.9
Technical Information
All formulation, fabrication, design, manufacturing processes and techniques, formulas, ideas, inventions, innovations, discoveries, concepts, know-how, engineering and research data, preclinical and clinical data material specification, drawings, diagrams, descriptions, reports and records, related to the following:
If requested by MAKO in its sole discretion, copies of the complete patent prosecution files for each of the Licensed Patents, which shall be provided by IP counsel for ISS to MAKO on or before the Technical Information Delivery Deadline.
Copy of the [***] .
Validation Protocol — [***]
Test Report — [***]
Paper Copies of all CAD files (Released Prints) referencing the manufacturing of the [***].
          a) [***]                               [***]
                    1. [***]                               [***]
                    2. [***]                               [***]
                    3. [***]                               [***]
                    4. [***]                               [***]
                    5. [***]                               [***]
                    6. [***]                                [***]
          b) [***]                               [***]
          c) [***]                               [***]
          d) [***]                               [***]
          e) [***]                               [***]
          f) [***]                               [***]
                    1. [***]                                [***]
                    2. [***]                                [***]
                    3. [***]                                [***]
                    4. [***]                                [***]
                    5. [***]                                [***]
                    6. [***]                                [***]
                    7. [***]                                [***]
                    8. [***]                                [***]
                    9. [***]                                [***]
          g) [***]                               [***]
          h) [***]                               [***]
          i) [***]                               [***]
          j) [***]                               [***]
          k) [***]                                       & nbsp; [***]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          1) [***]                                [***]
          m) [***]                               [***]
          n) [***]                                [***]
          o) [***]                                [***]
          p) [***]                                [***]
CD containing Electronic versions of the CAD files (Prints)
          a) [***]                               [***]
          b) [***]                               [***]
          c) [***]                               [***]
          d) [***]                               [***]
          e) [***]                               [***]
          f) [***]                                [***]
          g) [***]                               [***]
          h) [***]                               [***]
          (Which includes copies of all [***])
                    1. [***]                                          [***]
                    2. [***]                                          [***]
                    3. [***]                                          [***]
                    4. [***]                                          [***]
                    5. [***]                                          [***]
                    6. [***]                                          [***]
          i) [***]                               [***]
                    1. [***]                                          [***]
                    2. [***]                                          [***]
                    3. [***]                                          [***]
                    4. [***]                                          [***]
                    5. [***]                                          [***]
                    6. [***]                                          [***]
                    7. [***]                                          [***]
                    8. [***]                                          [***]
                    9. [***]                                          [***]
          j)  [***]                               [***]
          k) [***]                               [***]
          1) [***]                               [***]
          m) [***]                               [***]
          n) [***]                               [***]
A sample copy of receiving inspection and vendor qualification (if available):

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          a)                      [***]          [***]
          b)                      [***]          [***]
          c)                      [***]          [***]
          d)                      [***]          [***]
          e)                      [***]          [***]
          f)                      [***]          [***]
          g)                      [***]          [***]
          h)                      [***]          [***]
          i)                      [***]          [***]
          j)                      [***]          [***]
          k)                      [***]          [***]
          1)                      [***]          [***]
     Vendor List & Qualifications
     [***]                                 &n bsp;                           — [***]
     [***]                                 &n bsp;                           — [***]
     [***]                                 &n bsp;                           — [***]
     [***]                                 &n bsp;                           — [***]
All available Documentation and CD’s containing a copy of the software code (which includes appropriate comments and specific documentation pertaining to the [***] :
          1 — [***]
          2 — [***]
          3 — [***]
          4 — [***]
Copies of the following design control and development documents
                    a)                     [***]          [***]
                    b)                     [***]          [***]
                    c)                     [***]          [***]
                    d)                     [***]          [***]
                    e)                     [***]          [***]
                    f)                     [***]          [***]
                    g)                     [***]          [***]
                    h)                     [***]          [***]
                    i)                     [***]          [***]
                    j)                     [***]          [***]
                    k)                     [***]          [***]
                    l)                     [***]          [***]
                    m)                     [***]          [***]
                    n)                     [***]          [***]
                    o)                     [***]          [***]
                    p)                     [***]          [***]
                    q)                     [***]          [***]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                    r)                     [***]          [***]
                    s)                     [***]          [***]
                    t)                     [***]          [***]
                    u)                     [***]          [***]
                    v)                     [***]          [***]
Regulatory memorandum authored by [***] describing in summary form the Complaint, NPR, CAPA file, reportable incidents and/or advisories for component or subassembly related to the Technical Information

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Schedule 2.6
At-Cost Parts/Components Order
     One each of the following:

	Part	Part Number	Dollar Cost
1.	[***]	[***]	$[***]
2.	[***]	[***]	$[***]
3.	[***]	[***]	$[***]
4.	[***]	[***]	$[***]
5.	[***]	[***]	$[***]
6.	[***]	[***]	$[***]
7.	[***]	[***]	$[***]
8.	[***]	[***]	$[***]
9.	[***]	[***]	$[***]
10.	[***]	[***]	$[***]
11.	[***]	[***]	$[***]
12.	[***]	[***]	$[***]
13.	[***]	[***]	$[***]
14.	[***]	[***]	$[***]

		SUBTOTAL:	$[***]

		10% Handling & Shipping	$[***]

		GRAND TOTAL	$[***]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.